Stock-Based Incentive Plan	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Incentive Plan
Stock-Based Incentive Plan

Mylan’s shareholders have approved the 2003 Long-Term Incentive Plan (as amended, the “2003 Plan”). Under the 2003 Plan, as amended, 55,300,000 shares of common stock are reserved for issuance to key employees, consultants, independent contractors and non-employee directors of Mylan through a variety of incentive awards, including: stock options, stock appreciation rights (“SAR”), restricted shares and units, performance awards (“PSU”), other stock-based awards and short-term cash awards. Stock option awards are granted at the fair value of the shares underlying the options at the date of the grant, generally become exercisable over periods ranging from three to four years, and generally expire in ten years. Upon approval of the 2003 Plan, no further grants of stock options have been made under any other previous plan.

In February 2014, Mylan’s Compensation Committee and the independent members of the Board of Directors adopted the One-Time Special Performance-Based Five-Year Realizable Value Incentive Program (the “2014 Program”) under the 2003 Plan. Under the 2014 Program, certain key employees received a one-time, performance-based incentive award (the “Awards”) either in the form of a grant of SAR or PSU. The Awards were granted in February 2014 and contain a five-year cliff-vesting feature based on the achievement of various performance targets, external market conditions and the employee’s continued services.
The following table summarizes stock option and SAR (“stock awards”) activity:

	Number of Shares Under Stock Awards	Weighted Average Exercise Price per Share
Outstanding at December 31, 2011	23,599,256	$17.42
Granted	3,130,843	23.37
Exercised	(9,360,396)	15.40
Forfeited	(753,086)	20.24
Outstanding at December 31, 2012	16,616,617	$19.54
Granted	2,182,035	32.92
Exercised	(4,367,871)	17.80
Forfeited	(866,900)	23.12
Outstanding at December 31, 2013	13,563,881	$22.05
Granted	6,226,185	52.37
Exercised	(2,720,048)	20.25
Forfeited	(862,241)	38.28
Outstanding at December 31, 2014	16,207,777	$33.21
Vested and expected to vest at December 31, 2014	15,548,906	$33.14
Exercisable at December 31, 2014	7,654,835	$20.42

As of December 31, 2014, stock awards outstanding, stock awards vested and expected to vest, and stock awards exercisable had average remaining contractual terms of 7.04 years, 7.00 years and 5.18 years, respectively. Also at December 31, 2014, stock awards outstanding, stock awards vested and expected to vest and stock awards exercisable had aggregate intrinsic values of $375.4 million, $361.2 million and $275.2 million, respectively.

A summary of the status of the Company’s nonvested restricted stock and restricted stock unit awards, including PSUs, (“restricted stock awards”) as of December 31, 2014 and the changes during the year ended December 31, 2014 are presented below:

	Number of Restricted Stock Awards	Weighted Average Grant-Date Fair Value Per Share
Nonvested at December 31, 2013	3,321,836	$27.13
Granted	2,144,184	40.04
Released	(1,376,177)	24.98
Forfeited	(419,605)	31.97
Nonvested at December 31, 2014	3,670,238	$34.98

Of the 2,144,184 awards granted during the year ended December 31, 2014, 6,000 vest ratably over four years, 168,989 vest ratably over three years and 1,500 vest ratably over two years. Of the remaining awards granted, 2,603 vest after two years, 38,590 vest after one year and 1,286 vest two-thirds after two years, with the remaining one-third vesting after the third year. A portion of the awards granted are subject to performance and market conditions, and include 1,544,382 that will vest after five years, and 380,834 that will vest after three years.

As of December 31, 2014, the Company had $132.1 million of total unrecognized compensation expense, net of estimated forfeitures, related to all of its stock-based awards, which will be recognized over the remaining weighted average vesting period of 2.92 years. The total intrinsic value of stock-based awards exercised and restricted stock units converted during the years ended December 31, 2014 and 2013 was $162.2 million and $96.5 million, respectively.

2003 Plan

With respect to options granted under the Company’s stock-based compensation plans, the fair value of each option grant was estimated at the date of grant using the Black-Scholes option pricing model. Black-Scholes utilizes assumptions related to volatility, the risk-free interest rate, the dividend yield and employee exercise behavior. Expected volatilities utilized in the model are based mainly on the implied volatility of the Company’s stock price and other factors. The risk-free interest rate is derived from the U.S. Treasury yield curve in effect at the time of grant. The model incorporates exercise and post-vesting forfeiture assumptions based on an analysis of historical data. The expected lives of the grants are derived from historical and other factors.

The assumptions used for options granted under the 2003 Plan are as follows:

	Year Ended December 31,
	2014	2013	2012
Volatility	31.6%	23.9%	29.7%
Risk-free interest rate	1.9%	1.1%	1.0%
Expected term (years)	6.3	6.1	5.9
Forfeiture rate	5.5%	5.5%	5.5%
Weighted average grant date fair value per option	$17.44	$8.49	$7.00

2014 Program

Under the 2014 Program, approximately 4.4 million SARs and 1.5 million PSUs were granted. The fair value of the Awards were determined using a Monte Carlo simulation as both the SARs and PSUs contain the same performance and market conditions. The Monte Carlo simulation involves a series of random trials that result in different future stock price paths over the contractual life of the SAR or PSU based on appropriate probability distributions. Conditions are imposed on each Monte Carlo simulation to determine if the extent to which the performance conditions would have been met, and therefore the extent to which the Awards would have vested, for the particular stock price path. Once the Company determines that it is probable that the performance targets will be met, compensation expense is recorded for these awards. Each SAR or PSU is equal to one common share with the maximum value of each Award upon vesting subject to varying limitations.
The assumptions used for the 2014 Program are as follows:

Year Ended
December 31, 2014
Volatility	31.6%
Risk-free interest rate	1.9%
Expected term (years)	6.3
Forfeiture rate	5.5%
Weighted average grant date fair value per SAR	$9.43
Weighted average grant date fair value per PSU	$34.58